Exhibit 99.4

Bona Vida, Inc.
Unaudited Interim Condensed Consolidated Financial Statements
For the three months ended March 31, 2019

Table of Contents

Unaudited Interim Condensed Consolidated Balance Sheet	1

Unaudited Interim Condensed Consolidated Statement of Loss and Comprehensive Loss	2

Unaudited Interim Condensed Consolidated Statement of Changes in Equity	3

Unaudited Interim Condensed Consolidated Statement of Cash Flows	4

Notes to the Unaudited Interim Condensed Consolidated Financial Statements	5

Bona Vida, Inc.
Unaudited Interim Condensed Consolidated Balance Sheet
As at March 31, 2019 and December 31, 2018

	Note	Unaudited As of March 31, 2019	Audited As of December 31, 2018
Assets
Cash and cash equivalents		$1,488,794	$1,123,968
Inventories	3	351,402	-
Prepaid expenses and deposits	4	471,709	540,686
Total current assets		2,311,905	1,664,654

Intangible assets		8,575	9,270
Total assets		$2,320,480	$1,673,924
Liabilities
Accounts Payable		$105,287	$-
Accrued liabilities		33,707	115,946
Other Liabilities		19,298	-
Warrants	5	927,926	1,125,861
Total liabilities		1,086,218	1,241,807
Shareholders' equity
Capital Stock	5	4,172	2,889
Preferred shares, 10,000,000 authorized, nil issued and outstanding as at March 31, 2019 and December 31, 2018;
Common stock, 75,000,000 authorized, par value $0.0001, 47,724,440 and 46,687,200 issued and outstanding as at March 31, 2019 and December 31, 2018 accordingly
Additional paid in capital	5	9,784,220	3,594,915
Shares to be issued	6	19,531	9,546
Contributed surplus		267,552	94,172
Accumulated Deficit		(8,841,213)	(3,269,405)
Total shareholders' equity		1,234,262	432,117

Total liabilities and shareholders' equity		$2,320,480	$1,673,924

The accompanying notes are an integral part of these unaudited interim condensed consolidated financial statements

Bona Vida, Inc.
Unaudited Interim Condensed Consolidated Statement of Loss and Comprehensive Loss
For the Three Months Ended March 31, 2019

	Note

Net Sales		$17,547
Cost of Goods Sold		17,763
Gross Loss		(216)
Selling, general and administrative		5,159,654
Other Income (Expense)
Fair Value Adjustments	5	(144,782)
Share Based Compensation	6	183,365

Net Loss and Comprehensive Loss		$(5,198,453)

Weighted average number of shares outstanding		48,215,560
Loss per share basic and diluted		(0.11)

The accompanying notes are an integral part of these unaudited interim condensed consolidated financial statements

Bona Vida, Inc.
Unaudited Interim Condensed Consolidated Statement of Changes in Equity
For the Three Months Ended March 31, 2019 and From the Date of Incorporation March 29, 2018 to December 31, 2018

		Equity Interest			Shares to be issued	Contributed Surplus	Deficit	Total Equity
	Note	Number	Amount	APIC
Balance as at March 29, 2018		-	-	-	-	-	-	-
Shares issued to founders		17,800,000	$-	$-	-	$-	$-	$-
Shares issued pursuant to private placement		10,600,000	1,060	316,940	-	-	-	318,000
Shares issued pursuant to units offering		12,287,200	1,229	1,991,575	-	-	-	1,992,804
Shares issued pursuant to services provided		6,000,000	600	1,286,400	9,546	-	-	1,296,546
Share-Based payments		-	-	-	-	94,172	-	94,172
Net loss for the period		-	-	-	-	-	(3,269,405)	(3,269,405)
Balance as at December 31, 2018 (Audited)		46,687,200	2,889	3,594,915	9,546	94,172	(3,269,405)	432,117

Shares issued pursuant to investment	5	10,000,000	1,000	4,499,000	-	-	-	4,500,000
Share Buy-Back	5	(13,407,200)	(141)	(198,351)	-	-	(373,355)	(571,847)
Shares issued pursuant to private placement, net of transaction cost	5	4,444,440	424	1,888,656	-	-	-	1,889,080
Shares issued pursuant to services provided	6		-	-	9,985	-	-	9,985
Share-Based payments	6	-	-	-	-	173,380	-	173,380
Net loss for the period		-	-	-	-	-	(5,198,453)	(5,198,453)
Balance as at March 31, 2019		47,724,440	$4,172	$9,784,220	19,531	$267,552	$(8,841,213)	$1,234,262

The accompanying notes are an integral part of these unaudited interim condensed consolidated financial statements

Bona Vida, Inc.
Unaudited Interim Condensed Consolidated Statement of Cash Flow
For the Three Months Ended March 31, 2019

	Note
Cash flows from (used in) operating activities
Net loss and comprehensive loss		$(5,198,453)
Adjustments for non-cash items and others
Depreciation and amortization		696
Stock based compensation	6	183,365
Change in FV of Warrants	5	(144,782)
		(5,159,174)
Adjustments for net changes in non-cash operating assets and liabilities
Inventory	3	(351,402)
Prepaid expenses and deposits	4	68,977
Other Liabilities		19,298
Accrued liabilities		(82,239)
Accounts Payable		105,286
Net cash used in operating activities		(5,399,254)

Cash flows from financing activities
Shares issued pursuant to investments	5	4,500,000
Shares issued pursuant to private placement, net of transaction cost	5	1,889,080
Share buyback	5	(625,000)
Net cash from financing activities		5,764,080

Net change in cash during the period		364,826

Cash and cash equivalents at beginning of period		1,123,968
Cash, end of period		$1,488,794

The accompanying notes are an integral part of these unaudited interim condensed consolidated  financial statements

Bona Vida, Inc.
Notes to the Unaudited Interim Condensed Consolidated Financial Statements
For the Three Months Ended March 31, 2019

NOTE 1 — NATURE OF OPERATIONS AND GOING CONCERN

Bona Vida, Inc. ("Bona Vida," or the "Company") was originally formed as a Limited Liability Company (LLC) under the laws of the State of California on March 29, 2018.  There were no operations from the date of incorporation, March 29, 2018 to March 31, 2018.  Therefore, the Statements of Loss and Comprehensive Loss, Changes in Equity and Cash Flows for the period from the date of incorporation, March 29, 2018 to March 31, 2018, are not presented in these unaudited interim condensed consolidated financial statements.  On October 4, 2018, Bona Vida was converted to a Corporation under the laws of the State of Delaware.  Bona Vida is developing a portfolio of brand and product verticals within the animal and adult CBD supplement space.  The Company is currently working on launching several hemp-derived CBD products within the canine supplements space.

The Company entered into a Trademark License Agreement (the “Agreement”), dated December 21, 2018, with a Company’s shareholder (the “shareholder”) who is the owner of the trademark application for “Bonavida”.  Under the Agreement, the shareholder agrees for the nominal consideration to establish the Company’s right to use the trademark for the Business Purpose.  Furthermore, the shareholder shall assign the trademark application to the Company once a lawful statement of use or declaration of use is filed at the United States Patent and Trademark Office such that the Company becomes the Assignee and owner of the mark. The Company is the owner and assignee of a US trademark application for “Bona Vida” in international class 005 for animal feed additives for use as nutritional supplements and international class 031 for foodstuffs for animals and pet treats.

Going Concern

There is no certainty that the Company will be successful in generating sufficient cash flow from operations or achieving and maintaining profitable operations in the future to enable it to meet its obligations as they come due and consequently continue as a going concern. The Company will require additional financing to fund its operations. Sales of additional equity securities by the Company would result in the dilution of the interests of existing shareholders. There can be no assurance that financing will be available when required.

The Company expects the forgoing, or a combination thereof, to meet the Company's anticipated cash requirements for the next 12 months; however, these conditions raise substantial doubt about the Company's ability to continue as a going concern.

These unaudited interim condensed consolidated financial statements have been prepared on the basis that the Company will continue as a going concern, which presumes that it will be able to realize its assets and discharge its liabilities in the normal course of business as they come due. These unaudited interim condensed consolidated financial statements do not reflect the adjustments to the carrying values of assets and liabilities and the reported expenses and balance sheet classifications that would be necessary if the Company was unable to realize its assets and settle its liabilities as a going concern in the normal course of operations. Such adjustments could be material.

NOTE 2 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“US GAAP”) as issued by the Financial Accounting Standards Board (“FASB”) in effect on March 31, 2019. The significant accounting policies applied by the Company are described below.

The consolidated financial statements of the Company are presented using and have been prepared on a going concern basis, under the historical cost convention except for certain financial instruments that are measured at fair value, as explained in the accounting policies below. Historical cost is measured as the fair value of the consideration provided in exchange for goods and services. The Company’s functional and presentation currency is United States dollars (“USD”).

Bona Vida, Inc.
Notes to the Unaudited Interim Condensed Consolidated Financial Statements
For the Three Months Ended March 31, 2019

NOTE 2 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

The consolidated financial statements and notes thereto are unaudited.  These consolidated statements include all adjustments (consisting of normal recurring accruals) that the Company considered necessary to present a fair consolidated statement of the Company’s results of operations, balance sheet and cash flows.  The results reported in these consolidated financial statements should not be regarded as necessarily indicative of results that may be expected for the entire year.  It is suggested that these consolidated financial statements be read in conjunction with the audited financial statements and notes thereto for the period from the date of incorporation, March 29, 2018 to December 31, 2018.

The Company’s significant accounting policies are described in Note 2 to the aforementioned audited financial statements. The Company includes herein certain updates to those policies.

Inventories are recorded at the lower of cost and net realizable value. The net realizable value represents the estimated selling price for inventories in the ordinary course of business, less all estimated costs of completion and costs necessary to make the sale. Cost is determined on a standard cost basis and includes the purchase price and other costs, such as transportation costs. Inventory’s average cost is determined on a first‑in, first‑out (“FIFO“) basis and trade discounts are deducted from the purchase price.

In June 2018, the FASB issued ASU 2018-07- Stock Compensation (Topic 718).  The amendments in this Update expand the scope of Topic 718 to include share-based payment transactions for acquiring goods and services from nonemployees.  The requirements of Topic 718 should be applied to nonemployee awards except for specific guidance on inputs to an option pricing model and the attribution of cost. The amendments specific that Topic 718 applies to all share-based payment transactions in which a grantor acquires goods or services to be used or consumed in a grantor’s own operations by issuing share-based payment awards.  The amendments also clarify that Topic 718 does not apply to share-based payments used to effectively provide (1) financing to the issuer or (2) awards granted in conjunction with selling goods or services to customers as part of a contract accounted for under Topic 606, Revenue from Contracts with Customers. These amendments are effective for public companies for fiscal years beginning after December 15, 2018.  The Company adopted ASU 2018-07 on January 1, 2019 and there has been no impact on the Interim Condensed Consolidated Financial Statements as a result of adoption.

In May 2014, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update No. 2014-09, "Revenue from Contract with Customers (Topic 606) ("ASU2014-09), which supersedes the revenue recognition requirements in ASC Topic 605, "Revenue Recognition," and most industry-specific guidance. ASU No. 2014-09 is based on the principal that revenue is recognized to depict the transfer of goods or services to customers in an amount that reflects the consideration to which the entity expects to be entitled in exchange for those goods or services. The ASU also requires additional disclosure about the nature, amount, timing and uncertainty of revenue and cash flows arising from customer contracts, including significant judgements and changes in judgements, and assets recognized from costs incurred to obtain or fulfill a contract.  The Company adopted ASU 2014-09 on January 1, 2019. In the period ended December 31, 2018, no revenue was recognized in the Company’s statement of loss and comprehensive loss.

The Company recognizes revenue to depict the transfer of promised goods to the customer in an amount that reflects the consideration to which the Company expects to be entitled in exchange for those goods.

In order to recognize revenue, the Company applies the following five (5) steps:

•	Identify a customer along with a corresponding contract;

•	Identify the performance obligation(s) in the contract to transfer goods to a customer;

•	Determine the transaction price the Company expects to be entitled to in exchange for transferring promised goods to a customer;

•	Allocate the transaction price to the performance obligation(s) in the contract;

•	Recognize revenue when or as the Company satisfies the performance obligation(s).

Revenue is recognized upon the satisfaction of the performance obligation. The Company satisfies its performance obligation and transfers control upon shipment to the customer.

Bona Vida, Inc.
Notes to the Unaudited Interim Condensed Consolidated Financial Statements
For the Three Months Ended March 31, 2019

NOTE 3 – INVENTORY

Inventories, consisting entirely of finished goods, reflected on the accompanying balance sheets are summarized as follows:

	March 31, 2019	December 31, 2018
Treats & Supplements	$351,402	$-

The Company estimated an inventory reserve to be nil as at March 31, 2019.

NOTE 4 – PREPAID EXPENSES AND DEPOSITS

Prepaid expenses and deposits comprised the following as at March 31:

	March 31, 2019	December 31, 2018
Other deposits	$101,755	$34,436
Inventory deposit	369,954	506,250
	$471,709	$540,686

The inventory deposit constitutes a deposit with one supplier for pet related supplement products. Other deposits include credit card and merchant deposit and prepaid insurance.

NOTE 5 – COMMON STOCK AND COMMON SHARE PURCHASE WARRANTS

Common Stock

In October 2018, upon the Company’s conversion from an LLC to a Corporation as detailed in Note 1, 73,500 LLC units were converted to 29,400,000 common shares. 2,500 LLC units (1,000,000 common shares) were issued in April 2018 to a third-party consultant for services provided, as detailed in Note 6.

The Company is authorized to issue 75,000,000 common stock and 10,000,000 preferred stock, each with a par value of $0.0001.

There were no issued and outstanding preferred shares as of March 31, 2019.

GBX Acquisition

On January 9, 2019, the Company entered into a Share Purchase Agreement (the “Agreement”) to acquire GBX Labs Ltd. (“GBX”), a BVI business company incorporated under the laws of the British Virgin Islands.  Pursuant to the Agreement, the Company issued a total of 10,000,000 common shares at estimated value of $0.45 per share in consideration for a 100% ownership interest in GBX. Refer to note 7.

Share Buyback

In January 2019, the Company finalized a share buy-back (“Buy-Back”) whereby it acquired 13,407,200 common shares and 303,600 common share purchase warrants which were part of the October 5, 2018 private placement, as detailed below, from existing shareholders for a total consideration of $626,500.  The acquired common shares and warrants have been cancelled by the Company. The Buy-Back constitutes the repurchase of common shares and warrants, the total consideration was allocated first on the fair value of warrants on the Buy-Back date and subsequently to the par value and APIC associated with the cancelled shares. The access of the consideration was charged to a deficit.

Bona Vida, Inc.
Notes to the Unaudited Interim Condensed Consolidated Financial Statements
For the Three Months Ended March 31, 2019

NOTE 5 – COMMON STOCK AND COMMON SHARE PURCHASE WARRANTS (continued)

As a result of the Buy-Back, the Company reduced the fair value of the warrants by $53,153, equity interest by $198,492, increased deficit by $373,355 and incurred legal fees of $1,500.

In January 2019, the Company completed a private placement offering of shares for aggregate gross proceeds of $1,909,998. A total of 4,444,440 shares were issued, at a price of $0.45 per share.  The total shares included 200,000 shares issued to a third-party consultant for the services associated with the private placement. In addition, the Company incurred $20,918 legal fees associated with private placement.

Common shares as at March 31, 2019 and December 31, 2018 are detailed in the table below:

	Number of Common Shares	Amount, $	APIC, $
Opening balance- March 29, 2018	-	-	-
Shares issued during the period	28,400,000	1,060	316,940
Shares issued pursuant to services	6,000,000	600	1,286,400
Units private placement on October 5, 2018	12,287,200	1,229	1,991,575
Balance- December 31, 2018	46,687,200	2,889	3,594,915
GBX Acquisition	10,000,000	1,000	4,499,000
Share Buy-Back	(13,407,200)	(141)	(198,351)
Shares issued during the period	4,444,440	424	1,888,656
Balance – March 31, 2019	47,724,440	4,172	9,784,220

Units private placement

On October 5, 2018, the Company completed a private placement offering of units for aggregate gross proceeds of $3,071,800 Canadian Dollars (CAD) ($2,326,820). A total of 12,287,200 units were issued. Each unit was sold at a price of CAD $0.25 ($0.19) per unit. Each unit was comprised of one common share and one half of one common share purchase warrant, each whole warrant being exercisable to purchase one common share at an exercise price of CAD $0.75 ($0.57) for a period of 18 months following the date of issuance.

Since the warrants’ exercise price is denominated in a currency other than the Company’s functional currency, the warrants are not considered indexed to the Company’s own stock and thus meet the definition of a financial liability.

The Company estimated a fair value of the warrants as $1,125,861 on December 31, 2018, and $927,926 as remeasured at March 31, 2019. The fair value of $53,153 of repurchased warrants was deducted from the warrants on the Buy-Back date, as detailed above, and the fair value adjustment of $144,782 related to the remaining warrants was recorded in the Consolidated Statement of Loss and Comprehensive Loss.

The fair value of the warrants as at March 31, 2019 and the warrants repurchased in a Buy-Back was estimated using the Black-Scholes valuation model based on the following assumptions:

Share price	$0.45
Stock price volatility	107%
Remaining life of the warrants	1.01- 1.19 years
Risk free rate	2.41%

Inter-relationship between key unobservable inputs and fair value measurement at March 31, 2019:

If the share price was lower (higher) by 10%, the fair value would decrease (increase) by $163,251 ($172,384).

If the volatility was lower (higher) by 10%, the fair value would decrease (increase) by $107,491 ($104,760).

Bona Vida, Inc.
Notes to the Unaudited Interim Condensed Consolidated Financial Statements
For the Three Months Ended March 31, 2019

NOTE 5 – COMMON STOCK AND COMMON SHARE PURCHASE WARRANTS (continued)

Units private placement (continued)

The Company had the following warrants outstanding at March 31, 2019.

Grant date	Warrants	Exercise Price ($)	Expiry
October 5, 2018	5,840,000	0.60	April 4, 2020

NOTE 6 – SHARE-BASED PAYMENTS

During the period ended December 31, 2018, the Company issued 3,300,000 stock purchase options and 6,000,000 common shares to directors, officers and service providers as share based compensation.  The value of the shares given was based on recent financing transactions, the fair value of options was estimated using Black-Scholes valuation model based on the assumptions as detailed below.

Common shares:

In April 2018 the Company issued 1,000,000 common shares, which were estimated at $0.125 per share and vested immediately, to a third-party consultant for legal services provided.

In October 2018 the Company issued 1,000,000 common shares, which were estimated at $0.178 per share and vested immediately, to original founders for services provided.

On October 5, 2018, the Board of Directors for the Company authorized the employment agreement for a Chief Executive Officer and awarded 3,000,000 shares of common stock, which were estimated at $0.178 per share and vested immediately, as compensation.

On December 21, 2018, the Board of Directors of the Company authorized and issued 1,000,000 common shares, which were estimated at $0.45 per share and vested immediately, to the Bona Vida management team in consideration of the management team joining the Company.

On October 5, 2018, the Company allocated 300,000 shares of common stock to management which will be issued in equal portions over two years (50% end of year 1 and 50% end of year 2). The shares were estimated at $0.178 per share and the Company recorded stock-based compensation fair value adjustment expense of $9,985 in its consolidated statement of loss and comprehensive loss in the reporting period (Dec 31, 2018 - $9,546) and as shares to be issued in the statement of changes in equity.

Stock purchase options:

On October 5, 2018, the Company issued 1,700,000 stock purchase options at an exercise price of $1.00 to its management.  1,000,000 stock purchase options vests after a one-year period and 700,000 stock purchase options vests after a two-year period; all 1,700,000 stock purchase options are exercisable for ten years from the grant date.

On October 29, 2018, the Company issued 600,000 stock purchase option at an exercise price of $0.45 to its directors.  These options vest after a one-year period and are exercisable for ten years from the grant date.

On November 21, 2018, the Company issued 600,000 stock purchase option at an exercise price of $1.00 to third party consultants.  These options vest after a one-year period and are exercisable for ten years from the grant date.

On December 21, 2018, the Company issued 400,000 stock purchase option at an exercise price of $0.45 to its directors.  These options vest after a one-year period and are exercisable for ten years from the grant date.

Bona Vida, Inc.
Notes to the Unaudited Interim Condensed Consolidated Financial Statements
For the Three Months Ended March 31, 2019

NOTE 6 – SHARE-BASED PAYMENTS (continued)

The components of stock purchase options are detailed in the table below.

	Date of grant	Vesting period (years)	Number	Exercise price ($)	Share-based payment expense ($)	Share price ($)	Risk-free rate	Volatility	Dividend yield	Expiry (years)
Option grant	10/05/18	1	1,000,000	1.00	35,141	0.178	2.32	108%	Nil	10
Option grant	10/05/18	2	700,000	1.00	12,299	0.178	2.32	108%	Nil	10
Option grant	10/29/18	1	600,000	0.45	16,197	0.178	2.32	108%	Nil	10
Option grant	11/21/18	1	600,000	1.00	26,008	0.45	1.86	107%	Nil	10
Option grant	12/21/18	1	400,000	0.45	4,527	0.45	1.86	107%	Nil	10

The Company recorded stock-based compensation of stock purchase options expense of $173,380 in its consolidated statement of loss and comprehensive loss in the reporting period (Dec 31, 2018 – 94,172).  As at March 31, 2019, all stock options granted remained outstanding and not exercisable.

NOTE 7 – GBX Acquisition

On January 9, 2019, the Company entered into a Share Purchase Agreement (the “Agreement”) to acquire GBX, a BVI business company incorporated under the laws of the British Virgin Islands.  Pursuant to the Agreement, the Company issued a total of 10,000,000 common shares at estimated value of $0.45 per share in consideration for a 100% ownership interest in GBX.

The Company concluded GBX did not constitute a business and did not fulfill the definition of an asset and recorded an expense of $4,500,000 in its consolidated statement of loss and comprehensive loss in the reporting period.

NOTE 8 – SUBSEQUENT EVENTS

The Company has evaluated subsequent events occurring after the balance sheet date through the date the consolidated financial statements were issued.

On May 6, 2019, BCC Merger Sub, Inc., a Delaware Corporation and a wholly owned subsidiary of BCC, merged with and into the Company, with the Company being the surviving corporation (the “Bona Vida Merger”).  The merger between BCC Merger Sub, Inc. and the Company was constituted as a reorganization under Code Section 368(a)(2)(E).  Pursuant to the Bona Vida Merger, the Company Common Stock held by each Bona Vida Shareholder that are issued and outstanding as of immediately prior to the effective date converted into 468,085,106 shares, or 18,003,274 shares after adjusting for BCC’s 26 for 1 reverse stock split, of BCC Common Stock equal to 46% of the issued and outstanding shares of BCC’s voting stock and any other class of stock, on a fully diluted basis, subject to adjustment to reflect the effect of any BCC stock split, reverse stock split or stock dividend.

On May 14, 2019, the Company purchased Wamor Corporation S.A. in the Republic of Uruguay which it will utilize in the expansion of its operations into Latin America. On a pro-forma basis, since Wamor Corporation S.A. had no revenue and expenses in 2019, had this acquisition been completed on January 1, 2019, the net loss of the Company would not have changed.